                                                                      Exhibit 24

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-8 for the Company's Deferred Compensation and Option Gain Deferral Plan for Non-Employee Directors, and amendments to Registration Statements on Form S-8 with respect to the Company's 1998 Long Term Incentive Plan, the Company's Executive Deferred Compensation Plan, and the Company's Retirement and Savings Plan, as well as registering additional shares for issuance under such plans with the New York Stock Exchange ("NYSE") pursuant to registration applications filed with the NYSE under its listing rules; and

                  WHEREAS, the undersigned is a director of the Company;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statements, or amendments thereof, on Form S-8 and listing applications with the NYSE, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of June, 2002.

                                     /s/ John F. Barrett
                                     ------------------------------------------
                                     John F. Barrett
                                     Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-8 for the Company's Deferred Compensation and Option Gain Deferral Plan for Non-Employee Directors, and amendments to Registration Statements on Form S-8 with respect to the Company's 1998 Long Term Incentive Plan, the Company's Executive Deferred Compensation Plan, and the Company's Retirement and Savings Plan, as well as registering additional shares for issuance under such plans with the New York Stock Exchange ("NYSE") pursuant to registration applications filed with the NYSE under its listing rules; and

                  WHEREAS, the undersigned is a director of the Company;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statements, or amendments thereof, on Form S-8 and listing applications with the NYSE, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of June, 2002.

                                     /s/ Gary C. Butler
                                     ------------------------------------------
                                     Gary C. Butler
                                     Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-8 for the Company's Deferred Compensation and Option Gain Deferral Plan for Non-Employee Directors, and amendments to Registration Statements on Form S-8 with respect to the Company's 1998 Long Term Incentive Plan, the Company's Executive Deferred Compensation Plan, and the Company's Retirement and Savings Plan, as well as registering additional shares for issuance under such plans with the New York Stock Exchange ("NYSE") pursuant to registration applications filed with the NYSE under its listing rules; and

                  WHEREAS, the undersigned is a director of the Company;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statements, or amendments thereof, on Form S-8 and listing applications with the NYSE, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of June, 2002.

                                     /s/ David B. Dillon
                                     ------------------------------------------
                                     David B. Dillon
                                     Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-8 for the Company's Deferred Compensation and Option Gain Deferral Plan for Non-Employee Directors, and amendments to Registration Statements on Form S-8 with respect to the Company's 1998 Long Term Incentive Plan, the Company's Executive Deferred Compensation Plan, and the Company's Retirement and Savings Plan, as well as registering additional shares for issuance under such plans with the New York Stock Exchange ("NYSE") pursuant to registration applications filed with the NYSE under its listing rules; and

                  WHEREAS, the undersigned is a director of the Company;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statements, or amendments thereof, on Form S-8 and listing applications with the NYSE, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of June, 2002.

                                     /s/ Eric C. Fast
                                     ------------------------------------------
                                     Eric C. Fast
                                     Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-8 for the Company's Deferred Compensation and Option Gain Deferral Plan for Non-Employee Directors, and amendments to Registration Statements on Form S-8 with respect to the Company's 1998 Long Term Incentive Plan, the Company's Executive Deferred Compensation Plan, and the Company's Retirement and Savings Plan, as well as registering additional shares for issuance under such plans with the New York Stock Exchange ("NYSE") pursuant to registration applications filed with the NYSE under its listing rules; and

                  WHEREAS, the undersigned is a director of the Company;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statements, or amendments thereof, on Form S-8 and listing applications with the NYSE, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of June, 2002.

                                     /s/ Joseph E. Gibbs
                                     ------------------------------------------
                                     Joseph E. Gibbs
                                     Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-8 for the Company's Deferred Compensation and Option Gain Deferral Plan for Non-Employee Directors, and amendments to Registration Statements on Form S-8 with respect to the Company's 1998 Long Term Incentive Plan, the Company's Executive Deferred Compensation Plan, and the Company's Retirement and Savings Plan, as well as registering additional shares for issuance under such plans with the New York Stock Exchange ("NYSE") pursuant to registration applications filed with the NYSE under its listing rules; and

                  WHEREAS, the undersigned is a director of the Company;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statements, or amendments thereof, on Form S-8 and listing applications with the NYSE, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of June, 2002.

                                     /s/ Roger L. Howe
                                     ------------------------------------------
                                     Roger L. Howe
                                     Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-8 for the Company's Deferred Compensation and Option Gain Deferral Plan for Non-Employee Directors, and amendments to Registration Statements on Form S-8 with respect to the Company's 1998 Long Term Incentive Plan, the Company's Executive Deferred Compensation Plan, and the Company's Retirement and Savings Plan, as well as registering additional shares for issuance under such plans with the New York Stock Exchange ("NYSE") pursuant to registration applications filed with the NYSE under its listing rules; and

                  WHEREAS, the undersigned is a director of the Company;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statements, or amendments thereof, on Form S-8 and listing applications with the NYSE, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of June, 2002.

                                     /s/ Steven C. Mason
                                     ------------------------------------------
                                     Steven C. Mason
                                     Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-8 for the Company's Deferred Compensation and Option Gain Deferral Plan for Non-Employee Directors, and amendments to Registration Statements on Form S-8 with respect to the Company's 1998 Long Term Incentive Plan, the Company's Executive Deferred Compensation Plan, and the Company's Retirement and Savings Plan, as well as registering additional shares for issuance under such plans with the New York Stock Exchange ("NYSE") pursuant to registration applications filed with the NYSE under its listing rules; and

                  WHEREAS, the undersigned is a director of the Company;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statements, or amendments thereof, on Form S-8 and listing applications with the NYSE, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of June, 2002.

                                     /s/ Philip A. Odeen
                                     ------------------------------------------
                                     Philip A. Odeen
                                     Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-8 for the Company's Deferred Compensation and Option Gain Deferral Plan for Non-Employee Directors, and amendments to Registration Statements on Form S-8 with respect to the Company's 1998 Long Term Incentive Plan, the Company's Executive Deferred Compensation Plan, and the Company's Retirement and Savings Plan, as well as registering additional shares for issuance under such plans with the New York Stock Exchange ("NYSE") pursuant to registration applications filed with the NYSE under its listing rules; and

                  WHEREAS, the undersigned is a director of the Company;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statements, or amendments thereof, on Form S-8 and listing applications with the NYSE, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of June, 2002.

                                     /s/ James F. Orr
                                     ------------------------------------------
                                     James F. Orr
                                     Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-8 for the Company's Deferred Compensation and Option Gain Deferral Plan for Non-Employee Directors, and amendments to Registration Statements on Form S-8 with respect to the Company's 1998 Long Term Incentive Plan, the Company's Executive Deferred Compensation Plan, and the Company's Retirement and Savings Plan, as well as registering additional shares for issuance under such plans with the New York Stock Exchange ("NYSE") pursuant to registration applications filed with the NYSE under its listing rules; and

                  WHEREAS, the undersigned is a director of the Company;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statements, or amendments thereof, on Form S-8 and listing applications with the NYSE, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of June, 2002.

                                     /s/ Sidney A. Ribeau
                                     ------------------------------------------
                                     Sidney A. Ribeau
                                     Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-8 for the Company's Deferred Compensation and Option Gain Deferral Plan for Non-Employee Directors, and amendments to Registration Statements on Form S-8 with respect to the Company's 1998 Long Term Incentive Plan, the Company's Executive Deferred Compensation Plan, and the Company's Retirement and Savings Plan, as well as registering additional shares for issuance under such plans with the New York Stock Exchange ("NYSE") pursuant to registration applications filed with the NYSE under its listing rules; and

                  WHEREAS, the undersigned is a director of the Company;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statements, or amendments thereof, on Form S-8 and listing applications with the NYSE, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of June, 2002.

                                     /s/ James M. Zimmerman
                                     ------------------------------------------
                                     James M. Zimmerman
                                     Director